Exhibit 10.2

AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT

THIS AMENDMENT (this “Amendment”), dated as of May 20, 2008, is entered into by and among is entered into by and among SCP Distributors LLC, Superior Pool Products LLC, Horizon Distributors, Inc., a Delaware corporation (each of the foregoing, an “Originator” and collectively, the “Originators”), and Superior Commerce LLC (“Buyer”), and pertains to that certain RECEIVABLES SALE AGREEMENT dated as of March 27, 2003 by and among the Originators and the Buyer (as has been amended prior to the date hereof, the “RSA”).  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the RSA.

PRELIMINARY STATEMENT

The parties wish to amend the RSA as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Amendment.  A new Section 1.7 is hereby added to the RSA which reads as follows:

        Section 1.7.  Ordinary Course Representation.  Each of the Originators and the Buyer represents and warrants as to itself that each remittance of Collections by such Originator to the Buyer (or to the Agent, as the Buyer’s assignee) under this Agreement will have been (i) in payment of a debt incurred by such Originator in the ordinary course of business or financial affairs of the Buyer and such Originator and (ii) made in the ordinary course of business or financial affairs of the Buyer and such Originator.

Section 2.     Representations and Warranties.  In order to induce the Seller to enter into this Amendment, each of the Originators hereby represents and warrants to the Seller (and to the Agent, as the Seller’s assignee) that (a) after giving affect to this Amendment each of such Person’s representations and warranties contained in Article II of the RSA is true and correct as of the date hereof, (b) the execution and delivery by such Person of this Amendment, and the performance of its obligations hereunder, are within its corporate or limited liability company, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited liability company, as applicable, action on its part, and (c) this Amendment has been duly executed and delivered by such Person and constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        Section 3.     Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of this Amendment duly executed by each of the Originators and the Seller and consented to by the Agent in the space provided below.

                Section 4.     Miscellaneous.

        (a)           Except as expressly modified hereby, the RSA remains unaltered and in full force and effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

        (b)           This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SUPERIOR COMMERCE LLC

By:       /s/  Steven Cassanova
Name:         Steven Cassanova
Title:           Treasurer

SUPERIOR POOL PRODUCTS LLC,
SCP DISTRIBUTORS LLC and
HORIZON DISTRIBUTORS, INC.

By:       /s/  Mark W. Joslin
Name:         Mark W. Joslin
Title:           Vice President and Treasurer

The foregoing amendment is hereby consented to:

JPMORGAN CHASE BANK, N.A.,
    as Agent

By:       /s/ Trisha Lesch
Its:              Vice President